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                                                                    EXHIBIT 99.2

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of White Electronic Designs Corporation (the "Company") on Form 10-Q/A for the quarterly period ended March 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hamid R. Shokrgozar, Chief Executive Officer of the Company, certify, pursuant to U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: October 16, 2002



                                       /s/  Hamid R. Shokrgozar
                                       ----------------------------------------
                                       Hamid R. Shokrgozar
                                       Chief Executive Officer